Segment reporting	12 Months Ended
Dec. 31, 2024
Segment reporting
Segment reporting

Note 13 — Segment reporting

ASC280, “Segment Reporting,” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments.

The Company’s chief operating decision maker, the Chief Executive Officer, reviews the consolidated results when making decisions about allocating resources and assessing the performance of the Company as a whole and hence, the Company has only one reportable segment. The Company does not distinguish between markets or segments for the purpose of internal reporting. The Company’s assets are substantially all located in the PRC and substantially all of the Company’s revenue and expenses are derived from the PRC. Therefore, no geographical segments are presented.